EXHIBIT 23.1








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 6, 1996 included in Griffon Corporation's Form 10-K for the year ended September 30, 1996 and to all references to our Firm included in this registration statement.




                                              ARTHUR ANDERSEN LLP


         February 7, 1997
         Roseland, New Jersey